INVESTMENTS	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS	INVESTMENTS
The Company has various investments in entities in which it holds a significant but non-controlling interest through voting equity or through representation on the entities’ board of directors or equivalent governing bodies. Accordingly, the Company was deemed to have significant influence resulting in the Company accounting for these investments under the equity method (in thousands):

	LOB Group, Inc.	5042 Real Estate Investment, LLC	Reeform, LLC	Lompoc TIC, LLC	TOTAL
Balance December 31, 2022	$2,303	$1,780	$—	$163	$4,246
Additions	—	—	183	—	183
Gain (Loss) on Equity Method Investments	(2,303)	191	(19)	29	(2,102)
Balance December 31, 2023	—	1,971	164	192	2,327
Gain (Loss) on Equity Method Investments	—	194	(164)	(16)	14
Balance at December 31, 2024	$—	$2,165	$—	$176	$2,341
During the years ended December 31, 2024 and 2023, the Company recorded a net gain and a net loss, respectively, from equity method investments of $14 thousand and $2.1 million, respectively. Equity investments are classified as Level 3 investments in the fair value hierarchy. These investments are recorded at the amount of the Company’s initial investment and adjusted for the Company’s share of the investee’s income or loss and dividends paid.